UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 28, 2015 (January 27, 2015)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 27, 2015, J. Ryan VanWinkle, the (i) Executive Vice President and Chief Financial Officer, (ii) President, Midstream Operations, and (iii) Treasurer of Ferrellgas, Inc. resigned from those positions. Ferrellgas, Inc. is the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P.  On that date, he also resigned as Chief Financial Officer and Sole Director of Ferrellgas Partners Finance Corp. and Ferrellgas Finance Corp.  His formal employment will end on February 10, 2015.

Pursuant to an Agreement and Release dated January 27, 2015 (the “Release”), Mr. VanWinkle will remain in an advisory capacity through February 10, 2017 and will receive a separation payment of $1,600,000 to be paid in bi-weekly installments over the two-year advisory period, $12,000 as a lump sum payment for professional outplacement services and shall continue to receive group medical coverage for himself and his dependents during that two-year period.  All existing stock and unit options that Mr. VanWinkle has will, through the term of his employment and thereafter, continue to be subject to the terms and conditions of the Ferrell Companies Inc. and Ferrellgas Partners LP incentive compensation plan documents.

The foregoing description of the Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Release, which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Effective as of January 27, 2015, Senior Vice President of Finance and Investor Relations Alan Heitmann will serve as Chief Financial Officer and Treasurer until a thorough internal and external search for Ferrellgas’ next Chief Financial Officer can be completed.  As of that date, Mr. Heitmann will also serve as Chief Financial Officer and Sole Director of Ferrellgas Partners Finance Corp. and Ferrellgas Finance Corp.

Mr. Heitmann joined Ferrellgas, Inc. in March 1995, last being named Senior Vice President of Finance and Investor Relations in June 2012.  Mr. Heitmann will continue to have oversight of the company’s Corporate Finance, Treasury, Investor Relations, Credit, Collections, and Accounting departments while taking on the additional oversight role of the company’s Payroll, Benefits, Staffing, HRIS and Tax departments. Mr. Heitmann holds a B.S. in Accounting from Rockhurst University.

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit 10.1	Agreement and Release dated January 27, 2015, between J. Ryan VanWinkle and Ferrellgas, Inc.

Exhibit 99.1	Press Release of the Issuers dated January 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

January 27, 2015	By:
/s/ Alan Heitmann
Name: Alan Heitmann
Title: Chief Financial Officer of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

January 27, 2015	By:
/s/ Alan Heitmann
Name: Alan Heitmann
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

January 27, 2015	By:
/s/ Alan Heitmann
Name: Alan Heitmann
Title: Chief Financial Officer of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

January 27, 2015	By:
/s/ Alan Heitmann
Name: Alan Heitmann
Title: Chief Financial Officer and Sole Director

EXHIBIT INDEX

Exhibit 10.1	Agreement and Release dated January 27, 2015, between J. Ryan VanWinkle and Ferrellgas, Inc.

Exhibit 99.1	Press Release of the Issuers dated January 27, 2015.